                                                                   EXHIBIT 10.52


                              PARK PLACE ATLANTA

                                LEASE AGREEMENT
                                ---------------

          THIS LEASE, made and entered into as of this 8 day of January, 1997, by and between PARK PLACE EMERY, L.L.C., a Georgia limited liability company (hereinafter referred to as the "Landlord") and iXL, Inc., a Delaware corporation (hereinafter referred to as the as the "Tenant");

                             W I T N E S S E T H:
                             --------------------

          1.  PREMISES. The Landlord, for and in consideration of the rents,
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covenants, agreements, and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by the Tenant, by these presents does lease and rent unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter referred to as the "Prime Premises") containing initially approximately 1,230 rentable square feet in Suite 115 on the First Floor, 14,170 rentable square feet in Suite 200 on the Second Floor, 7,321 rentable square feet in Suite 350 on the Third Floor, and 14,170 rentable square feet in Suite 400 on the Fourth Floor, for a total of 36,891 rentable square feet in BUILDING TWO (hereinafter referred to as the "Building") located in PARK PLACE ATLANTA (hereinafter referred to as the "Office Complex") and the Building being more fully described as 1888 Emery Street. Atlanta, Fulton County, Georgia 30318. The attached floor plan (Exhibit "A-1") represents an approximation of
                                -------------
the Prime Premises to be leased pursuant to this Lease. A legal description of the land on which the Building is situated is attached hereto as Exhibit "B"
                                                                 ----------
(hereinafter referred to as the "Land").

          2.  TERM. The term of this Lease shall be for a period of ONE HUNDRED
              ----
TWENTY (120) MONTHS commencing on the 1ST day of APRIL, 1997 (hereinafter referred to as the "Commencement Date"), and ending on the 31ST day of MARCH, 2007, at midnight (hereinafter referred to as the "Expiration Date") (such term being hereinafter referred to as the "Term"), unless sooner terminated as may be hereinafter provided. If the Commencement Date of the Lease should change for any reason, or if the tenant improvements are not substantially complete on or before the Commencement Date for any reason, Landlord shall not be liable or responsible for any claims, damages, losses, penalties or liabilities in connection therewith or by reason thereof, and this Lease shall not be void or voidable. After the occurrence of the Commencement Date. Tenant and Landlord shall execute a certificate in the form attached hereto as Exhibit "C"
                                                           -----------
confirming the Commencement Date. (SEE SPECIAL STIPULATIONS)

          3.  COMPLETION OF IMPROVEMENTS, ADDITIONAL PREMISES, OPTIONS TO RENEW.
              -----------------------------------------------------------------
(SEE SPECIAL STIPULATIONS)

          4.  BASE MONTHLY RENTAL. Tenant agrees to pay Landlord, by payments to
              -------------------
Park Place Emery, L.L.C., and delivered to Landlord c/o Winter Properties,
Inc., 1900 Emery Street, Suite 300, Atlanta, Georgia 30318, promptly on the first day of each month in advance, from and after the Rental Commencement
Dates forth in Special Stipulation 7, during the Term of this Lease, without deduction or set off, in legal tender, an initial monthly rental of THIRTY-NINE THOUSAND NINE HUNDRED SIXTY-FIVE AND 25/100 ($39,965.25) DOLLARS (hereinafter referred to as "Base Monthly Rental"). If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first or last partial month shall be prorated based upon the actual number of days in such a month.

          5.  BASE MONTHLY RENTAL ADJUSTMENT. (a) At the end of each and every
              ------------------------------
Lease Year, as hereinbelow defined, during the Term, the Base Monthly Rental, as increased by previous rental adjustments hereunder, shall be increased for the next succeeding Lease Year by an amount equal to the product of (i) the Base Monthly Rental, as increased by previous rental adjustments hereunder, less the actual monthly Operating Expenses attributable to the Prime Premises for the first twelve (12) full calendar months after the first Rental Commencement Date set forth in Special Stipulation 7, as outlined in Paragraph 6 below, multiplied by (ii) one hundred percent (100%) of the difference expressed as a percentage between the Consumer Price Index, as hereinbelow defined, published for the month of November for the immediately preceding calendar year and the Consumer Price Index published for the month of November for the year immediately preceding the immediately preceding calendar year. Each adjustment shall remain in effect until the next such annual adjustment is made. In no event shall the Base Monthly Rental, as increased by previous rental adjustments, be decreased pursuant to any adjustment hereunder; if a decrease would result, then no adjustment will be made until the end of the next Lease Year. Landlord and Tenant agree that the Base Monthly Rental shall not be increased in any year by more than five percent (5%) from the prior year's Base Monthly Rental.

              (b) "Consumer Price Index", as used herein, shall be the "Revised Consumer Price Index for All Urban Consumers, U.S. City Average, All Items (1967=100) Unadjusted" issued by the Bureau of Labor Statistics of the U.S. Department of Labor. If the manner in which such Index is determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be made by Landlord in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Index had not been so revised. If the 1967 average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the Consumer Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor is discontinued, then the Consumer Price Index published by the U.S. Department of

Commerce shall be used (with proper adjustment); and if the U.S. Department of Commerce Index is discontinued, then Landlord and Tenant shall, in good faith, agree on a suitable substitute. If no such agreement can be reached, then four percent (4%) shall be deemed to be the difference in the Consumer Price Index for the rental adjustment each year for purposes of this paragraph until such time as a new index can be agreed upon. If there is a change in the frequency of publication of such Index so that there is no such publication in the month or months specified in subparagraph (a), then the adjustments called for in such subparagraph shall be based on the publication of such Index most closely preceding the month or months specified in such subparagraph.

              (c) "Lease Year", as used herein, means a period of twelve (12) consecutive calendar months, or a portion thereof falling within the Term, with the first Lease Year commencing with the first day of the first calendar month beginning on or after the last to occur of the Rental Commencement. Dates set forth in Special Stipulation 7 and each subsequent Lease Year commencing on each anniversary thereof. The period, if any, from the commencement date of the Term to the beginning of the first Lease Year shall be treated as if it were part of the first Lease Year under this Lease for all purposes.

              (d) Within ninety (90) days after the end of each Lease Year, Landlord shall deliver to Tenant a statement setting forth (i) a computation of the amount of the Base Monthly Rental, as adjusted, that is due each month of the Lease Year in which such statement is issued; and (ii) the amount of a lump sum payment required to cover the amount of increase for the lapsed months of the then current Lease Year. Within thirty (30) days after Landlord renders such statement, Tenant shall pay to Landlord, as additional rental, such lump sum payment and thereafter pay the Base Monthly Rental, as adjusted pursuant to such statement.

              (e) The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. Within ninety (90) days following such expiration or earlier termination, Landlord shall issue a final statement, setting forth all amounts due Landlord pursuant to this paragraph. Tenant shall pay such final statement to Landlord within thirty (30) days following the date Landlord issues such final statement.

          6.  ADDITIONAL RENT. (a) The following terms, as defined below, are
              ---------------
used in this paragraph:

              "Escalation Year" shall mean the calendar year, commencing with the calendar year following the year in which the commencement date of the Term occurs, falling in whole or in part, within the Term.

              "Estimated Operating Expense Increase" shall mean the payments to be made by Tenant to Landlord toward the Operating Expense Increase in the amounts, at the times, and in the manner provided for by subparagraph (c) below.

              "Estimated Operating Statement" shall mean a statement rendered to Tenant setting forth: (i) Landlord's reasonable estimate of the projected Operating Expenses attributable to the Prime Premises for the then current Escalation Year; (ii) a computation of the Estimated Operating Expense Increase attributable to the Prime Premises due for the then current Escalation Year;
(iii) a computation of the monthly Estimated Operating Expense Increase installments to be paid by Tenant pursuant to the Estimated Operating Statement, being one-twelfth (1/12) of the amount determined pursuant to clause (ii) above; and (iv) a computation of the amount due Landlord, or credit due Tenant, in respect of the lapsed months of the then current Escalation Year.

              "Operating Expense Increase" shall mean time amount to be paid as Additional Rent in accordance with subparagraph (b).

              "Operating Expenses" are defined in Exhibit "D" attached hereto
                                                  -----------
and incorporated herein by this reference.

              "Operating Statement" shall mean a statement setting forth (i) the actual Operating Expenses attributable to the Prime Premises for an Escalation Year; (ii) a computation of the total actual Operating Expense Increase attributable to the Prime Premises for such Escalation Year; (iii) an accounting for Estimated Operating Expense Increase payments, if any, made with respect to such Escalation Year; and (iv) the amount of Operating Expense Increase then payable to Landlord, or the credit in respect thereof to which Tenant is entitled, for such Escalation Year, taking into account any increase in the Estimated Operating Expense Increase payments due Landlord pursuant the Estimated Operating Statement rendered with respect to the next Escalation Year, if any.

              (b) Tenant shall pay to Landlord as additional rent (the "Additional Rent") for each Escalation Year during the Term Tenant's Percentage Share (defined below) of the total dollar increase in the Operating Expenses attributable to the Prime Premises for such Escalation Year if and to the extent they exceed the actual Operating Expenses for the first twelve (12) full calendar months after the last to occur of the Rental Commencement Dates set forth in Special Stipulation 7 as increased to reflect ninety-five percent (95%) occupancy in the Office Complex, and the same being assessed for purposes of taxes and insurance as if it were fully complete and occupied. Within one hundred twenty (120) days after the expiration of each Escalation Year, Landlord shall furnish Tenant with an Operating Statement. All amounts shown as due from Tenant on the Operating Statement for such Escalation Year shall be due from Tenant thirty (30) days after the rendering of such Operating Statement. The term, "Tenant's Percentage Share", means 35.51%. Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by dividing the rentable square feet of the Prime Premises by the rentable square feet of the Office Complex, and multiplying such quotient by 100. In the event Tenant's Percentage Share

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is changed during a calendar year by reason of a change in the rentable square feet of the Prime Premises or the rentable square feet of the Office Complex, Tenant's Percentage Share shall thereafter mean the result obtained by using the revised net rentable square feet in the foregoing formula. For the purpose of this Lease, Tenant's Percentage Share shall be determined on the basis of the number of days during such calendar year at each percentage share. Landlord agrees to operate and manage the Office Complex in an efficient and effective manner consistent with other comparable properties and customary property management practices.

              (c) Commencing with the first Escalation Year during the Term, Landlord may render an Estimated Operating Statement for any Escalation Year. If and when so rendered from time to time, Tenant shall pay to Landlord in advance on the first day of each calendar month the monthly Estimated Operating Expense Increase installments provided for in such Estimated Operating Statement, such payments to continue until another Estimated Operating Statement is rendered. Upon the rendering of the Operating Statement for any Escalation Year for which Estimated Operating Expense Increase installments were paid by Tenant, Tenant shall, within thirty (30) days thereafter, pay to Landlord the sum of (i) the excess, if any, of the Operating Expense Increase due for such Escalation Year over the monthly Estimated Operating Expense Increase installments paid by Tenant in respect of such Escalation Year; and (ii) the excess, if any, of the Estimated Operating Expense Increase installments due for the current Escalation Year, as shown on the Estimated Operating Statement, over the Estimated Operating Expense Increase installments then being paid by Tenant multiplied by the number of months which shall have elapsed, in whole or in part, since the commencement of the current Escalation Year. If Tenant's Estimated Operating Expense Increase installments for the prior or current Escalation Year shall exceed the Operating Expense Increase due for the prior Escalation Year or the Estimated Operating Expense Increase due for the current Escalation Year, respectively, such excess shall first be credited against any amounts shown due on the Operating Statement (including the Estimated Operating Statement) and the balance, if any, shall be credited against the next succeeding installment or installments of Base Monthly Rent, Operating Expense Increase or Estimated Operating Expense Increase becoming due hereunder; provided, however, that if the Term of this Lease shall terminate or expire prior to full application of such credit, any balance due Tenant shall be refunded to Tenant by Landlord on the date of such termination or expiration.

              (d) For any Escalation Year not wholly falling within the Term, the Operating Expense Increase shall be determined by annualizing Operating Expenses actually accrued during the portion of the Escalation Year falling within the Term and then prorating the Operating Expense Increase thereby determined, based on the number of days of such Escalation Year falling within the Term. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

          7.  USE OF PREMISES. The Prime Premises shall be used for general
              ---------------
office purposes and no other purposes and in accordance with the Rules and Regulations attached hereto and incorporated herein by this reference. The Tenant shall not use, permit or allow the Prime Premises to be used other than as strictly provided in this Lease and shall not use, permit or allow the Prime Premises or any part thereof to be used for any immoral, improper, offensive, or unlawful purpose or otherwise in violation of any federal, state or local statute, law, ordinance, rule or regulation, including, without limitation, in violation of any zoning ordinances; nor shall the Tenant permit any nuisance within the Prime Premises or permit the Prime Premises to be used in any manner which will be a source of material annoyance or in any way interfere with the peaceful possession, enjoyment and proper use of other areas of the Building, nor shall the Prime Premises be used in any manner so as to vitiate the insurance or increase the rate of insurance on the Prime Premises or the Building, nor shall the Prime Premises be used for any purpose which would tend to lower the quality or character of the Building, create unreasonable elevator loads or otherwise unreasonably interfere with Building operations. Not by way of limitation of the foregoing but in addition thereto, neither the Prime Premises nor any portion thereof shall be used or occupied for any or all of the following: governmental or quasi-governmental offices, spas, massage parlors, escort services offices, retail sales purposes, auto leasing or auto sales offices, equipment or appliance repair shops, daycare centers, nurseries, churches, or places of religious or quasi-religious worship, religious facilities or offices of religious organizations, or retail or wholesale sale purposes, medical research laboratories or offices for medical or quasi-medical professionals providing medical treatments.

          8.  NO NUISANCE. Tenant shall conduct its business and control its
              -----------
agents, contractors, customers, employees, invitees, licensees and visitors in such a manner so as not to create any unreasonable nuisance or interference with, annoy or disturb any other tenant or Landlord in its operation of the Office Complex.

          9.  ASSIGNMENT AND SUBLETTING. Tenant may sublease any or all of the
              -------------------------
Prime Premises to a subsidiary or affiliated corporation without Landlord's prior written consent. Tenant may sublease portions of the Prime Premises to others provided such subtenant's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within time purposes for which said Prime Premises shall be used. Except as provided in the preceding sentences, Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest therein and shall not sublet or permit the use by others of the Prime Premises or any portion thereof without obtaining in each instance Landlord's prior written consent, which shall not be unreasonably withheld, provided excess rent goes to Landlord as provided below. Landlord's consent to one assignment, sublease, transfer or hypothecation shall not be deemed as a consent to any other or further assignment, sublease, transfer or hypothecation. Any such assignment, sublease, transfer or hypothecation without Landlord's prior written consent shall be void and shall, at Landlord's option, constitute a material breach of this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord's consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements contained herein.

          In the event Tenant should desire to assign this Lease or sublet the Prime Premises or any part thereof, Tenant shall give Landlord prior written notice, which notice shall specify (a) the date on which Tenant desires to make such assignment or sublease; (b)the name and business of the proposed assignee or sublessee; (c) the amount and location of the space affected; (d) the proposed effective date and duration of the subletting or assignment; and (e) the proposed rental to be paid to Tenant by such subtenant or assignee. Landlord shall then have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space; or (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and subtenant is greater than the Base Monthly Rental as adjusted under this Lease, then fifty (50%) percent of such excess rental shall be deemed additional rent owed by Tenant to Landlord under this Lease, and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Monthly Rental hereunder and in addition thereto; or (3) to withhold consent to Tenant's assigning or subleasing such space, which consent shall not be unreasonably withheld, and to continue this Lease in full force and effect as to the entire Prime Premises. In the event Landlord elects to terminate under Paragraph (1) above, Tenant may immediately thereafter withdraw its notice of desire to assign or sublet, whereupon this Lease shall continue in full force and effect. Requests for sublease or assignment shall be accompanied by a minimum service fee of Three Hundred and No/100 ($300.00) Dollars and Tenant agrees to reimburse Landlord for all legal fees and other expenses incurred by Landlord in connection with the request. Total service fees, including legal fees, shall not exceed $1,000.00.

          10.  HOLDING OVER. Should Tenant or any of its successors in interest
               ------------
continue to hold the Prime Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, with Landlord's acquiescence, and without any distinct agreement between the parties, such holding over shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to one and one-fourth (1 1/4) times time monthly rental (including Base Monthly Rental and any adjusted and Additional Rent) provided herein at the time of such termination, if Landlord elects to accept such rent. During such time as Tenant shall continue to hold the Prime Premises after the termination hereof, Tenant shall be regarded as a tenant at sufferance and not a tenant at will; subject, however, to all the terms, provisions, covenants and agreements on the part of Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, renew or extend the Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify, defend and hold Landlord harmless against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Prime Premises to such other tenant or prospective tenant. If Landlord accepts rent pursuant to this paragraph, Landlord shall always have the right to terminate Tenant's possession under this paragraph upon thirty (30) days prior written notice to Tenant.

          11.  ALTERATIONS AND IMPROVEMENTS. (a) No structural alteration in, or
               ----------------------------
addition to the Prime Premises will be made without first obtaining Landlord's prior written consent, which Landlord may grant or withhold for any reason or for no reason;

               (b) If Tenant's actions, omissions or occupancy of the Prime Premises shall cause the rate of fire or other insurance either on the Office Complex or the Prime Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord; and

               (c) All erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture of Tenant) made in or upon the Prime Premises shall be and remain Landlord's property and shall remain upon the Prime Premises at the termination of this Lease by lapse of time or otherwise, with no compensation to Tenant. Landlord may, at its election, repair any damage to the Prime Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant's expense.

          12.  REPAIRS TO THE PREMISES. Except as expressly stated herein,
               -----------------------
Landlord shall not be required to make any repairs or improvements to the Prime Premises, except structural repairs necessary for safety and tenantability. Tenant shall, at its own cost and expense, keep in good repair all portions of the Prime Premises, including but not limited to windows, interior glass, doors, interior walls and finish work, floors and floor coverings, and supplemental or special heating and air conditioning systems, and shall take good care of the Prime Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Prime Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Prime Premises that are not the building's standard 2-foot by 4-foot fluorescent light fixtures and bulbs therefor, which Landlord shall replace. Tenant shall indemnify Landlord against any loss, damage, or expense arising by reason of any failure of Tenant so to keep the Prime Premises in good repair and tenantable condition or due to any act or neglect of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees. If Tenant fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Landlord, in its sole discretion, any such maintenance or repair may be performed or caused to be performed by

Landlord and the cost and expense thereof charged to Tenant, and Tenant shall pay the amount thereof to Landlord on demand as additional rental. Tenant shall promptly report to Landlord promptly in writing any damage to, or defective condition in or about the Building or Prime Premises known to Tenant.

          13.  LANDLORD'S RIGHT TO ENTER PREMISES. Tenant shall not change the
               ----------------------------------
locks on any entrance to the Prime Premises. Upon Tenant's written request to Landlord, Landlord will make a reasonable change of locks on behalf of Tenant at Tenant's sole cost and expense. Landlord and its agents, employees, and contractors shall have the right to enter the Prime Premises, at such times as Landlord deems reasonably necessary, to make necessary repairs, additions, alterations, and improvements to the Prime Premises or the Building, including, without limitation, the erection, use, and maintenance of pipes and conduits and to show the Prime Premises to prospective tenants and purchasers. Landlord shall also be allowed to take into and through the Prime Premises any and all needed materials that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as work is being carried on in or about the Prime Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Tenant's business therein, the rent provided herein shall in no way abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work or any part thereof. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Prime Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry. Except in the event of emergency, Landlord agrees to give reasonable notice to Tenant prior to entering Prime Premises.

          14.  DEFAULT AND REMEDIES. The following events shall be deemed to be
               --------------------
events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Base Monthly Rental, Additional Rent or any other charge or assessment against Tenant pursuant to the terms hereof within five (5) days after notice of failure; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Base Monthly Rental or Additional Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within thirty (30) days after notice thereof to Tenant, as extended as reasonably necessary to effect cure, provided Tenant commences cure and diligently pursues same to completion; (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding;
(iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within forty-five
(45) days after the commencement thereof; (v) a receiver or trustee shall be appointed for the Prime Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease; (vi) Tenant shall abandon or vacate all or any portion of the Prime Premises, or fail to take possession thereof as provided in this Lease; (vii) Tenant shall do or permit to be done anything which creates a lien upon the Prime Premises or the Office Complex and such lien is not removed or discharged within fifteen (15) days after the filing thereof;
(viii) Tenant shall fail to return a properly executed instrument to Landlord in accordance with the provisions of Paragraph 29 hereof within the time period provided for such return following Landlord's request for same as provided in Paragraph 29; or (ix) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Paragraph 30 hereof within the time period provided for such return following Landlord's request for same as provided in Paragraph 30.

          Upon the occurrence of any of the aforesaid events of default, without notice or demand of Tenant in any instance, Landlord shall have the option to pursue any one or more of the following remedies:

               (a) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the Term of this Lease, and all rights of Tenant under this Lease and in and to the Prime Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Prime Premises to Landlord on the date specified in such notice and if Tenant fails to do so. Landlord may without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Prime Premises and expel or remove Tenant and any other person who may be occupying the Prime Premises or any portion thereof.

               (b) Without terminating this Lease, terminate Tenant's right of possession and enter into and upon and take possession of the Prime Premises or any part thereof, and at Landlord's option, expel and remove persons and property therefrom by entry (including the use of force if necessary), dispossessing suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable to prosecution or any claim for damages therefor. Such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of; and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may, but shall be under no obligation to do so relet the Prime Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, with or without advertisement, and by private negotiations, and receive the rent therefore, and for any term and upon such terms and conditions as Landlord may deem necessary or desirable. Landlord shall in no way be responsible or liable for any rental concessions or any failure to lease the Prime Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness (other than any amounts due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorneys' fees and costs of alterations and repairs (Tenant agreeing that Landlord shall have the right to make such alterations and repairs as, in Landlord's judgement, may be necessary to relet the Prime Premises); third, to the payment of rental and other charges then due and unpaid hereunder; and the residue, if any, shall be held by Landlord to the extent of and for application in payment of future amounts due hereunder as the same may become due and payable hereunder. In reletting the Prime Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly. No such reletting shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election has been given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous event of default provided same has not been cured. Notwithstanding anything contained herein to the contrary, no termination of Tenant's right of possession of the Prime Premises by dispossessory action or otherwise shall release Tenant from the performance of Tenant's obligations under this Lease, including, without limitation, the timely payment of all rent reserved hereunder for the balance of the Term of this Lease following such termination of Tenant's right of possession, and Tenant agrees to so perform said obligations.

               (c) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend, or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same, so long as Tenant is in default under this Lease.

               (d) Allow the Prime Premises to remain unoccupied and collect Base Monthly Rental and other charges due hereunder from Tenant as they come due.

               (e) Landlord may perform, as agent for and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice and opportunity to cure as provided herein, the cost of which performance by Landlord together with interest thereon at the default rate from the date of such expenditure, shall be deemed additional rental and shall be payable by Tenant to Landlord upon demand, and Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

               (f) Landlord may exercise any other legal or equitable right or remedy which it may have, including, but not limited to Landlord's right judicially to obtain possession pursuant to Georgia statutory law.

          Notwithstanding the provisions of clause (c) above and regardless of whether a "default" shall have occurred, Landlord may exercise the remedy described in clause (c) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency. Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees actually incurred at standard rates without reference to O.C.G.A. (S) 13-1-11)) in enforcing any of its rights or remedies under this Lease shall be deemed additional rent and shall be repaid to Landlord by Tenant on demand.

          Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Base Rental, Additional Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damage accruing to Landlord by reason or violation of any of the terms, covenants, warranties and provisions herein contained. No course of dealing between Landlord and Tenant or any failure or delay on the part of Landlord in exercising any rights of Landlord under this paragraph, or under any other provisions of this Lease, shall operate as a waiver of any rights of Landlord hereunder or under any other provisions of this Lease, nor shall any waiver of an event of default on one occasion operate as a waiver of any subsequent event of default or of any other event of default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

          Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted. Landlord's pursuit of any remedy or remedies, including, without limitation, any one or more of the remedies stated above, shall not (i) constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Lease or separately or concurrently or in any combination, or (ii) serve as the basis for any claim of constructive eviction, or allow Tenant to withhold any payments under this Lease.

          The failure of Landlord to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any subsequent breach or default in the terms, conditions, and covenants herein contained except as may be expressly waived in writing.

          Landlord shall in no event be in default in the performance of any of its obligations in this Lease unless and until Landlord shall have failed to perform such obligation within thirty (30) days or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

          If Tenant shall at any time be in default hereunder, and if Landlord shall deem it necessary to engage attorneys to enforce Landlord's rights hereunder, the determination of such necessity to be in the sole discretion of Landlord or if Landlord is made a party to litigation involving or pertaining to Tenant due to no fault of Landlord, then Tenant will reimburse Landlord for the reasonable expenses incurred thereby, including but not limited to court costs and reasonable attorneys' fees and other legal expenses actually incurred at standard rates without reference to O.C.G.A. (S)13-1-11.

          Notwithstanding any other provisions of this Lease (including but not limited to, provisions relating to periods within which defaults may be cured) which are or may be construed to be to the contrary, if Tenant shall default in the payment of any monetary obligations contained in this Lease more than three
(3) times in any Lease year, then any further default shall be deemed to be deliberate and thereupon Landlord may immediately exercise its rights and remedies without further notice to or demand upon Tenant. Furthermore, Tenant hereby covenants that, prior to the exercise of any remedies, it will give the holder of any Mortgage (as defined below) notice and thirty (30) days to cure said default unless said default cannot be cured within thirty (30) days, in which case such holder shall have the right, but not the obligation, to commence and to diligently prosecute the cure of Landlord's default.

          15.  LANDLORD'S SERVICES. Landlord shall render services and supplies
               -------------------
incidental to this Lease in accordance with and as described in this paragraph, as follows:

               (a) General cleaning and janitorial service required as a result of normal, prudent use of the Prime Premises and only on Mondays through Fridays, inclusive, with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other recognized bank holiday (herein collectively referred to as the "Holidays") excepted.

               (b) Electric current for building standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant's use. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord's prior written consent in each instance, connect any items such as non-building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desk top word processors and personal computers), auxiliary air-conditioners, and other computer-related equipment to the electrical system of the Prime Premises, or make any alteration or addition to the system, except as disclosed in Tenant's Work. If any additional circuitry or wiring is required by Tenant, and Landlord approves the installation of the same in writing, such work shall be performed at Tenant's expense under Landlord's control and supervision and Tenant shall pay Landlord the actual cost of such additional work as billed. In the event the Tenant utilizes electric current or other utilities in excess of the amount which would be typically utilized by normal business office use of the Prime Premises, then Landlord shall have the right to charge Tenant as additional rent a reasonable sum as reimbursement for the direct cost of such additional use or services. In the event of a disagreement as to the reasonableness of the amount of such additional rent, the opinion of a qualified, local, and independent professional engineer selected by Landlord in good faith shall be binding upon Landlord and Tenant. Payments for such additional electrical power shall be deemed additional rent due from Tenant.

               (c) Seasonable air-conditioning and heating during normal business hours (8:00 A.M. to 6:00 P.M.) Monday through Friday and (8:00 A.M. until 1:00 P.M.) Saturday, said heating or air-conditioning not being furnished Sunday or Holidays. Should Tenant desire either heating or air-conditioning at other times on a regular basis, Landlord agrees to provide same upon written request by Tenant, but at Tenant's expense at such hourly rates as may be determined by Landlord, which charge Tenant shall pay promptly upon being billed therefor. If Tenant desires a supplemental air-conditioning system and Landlord has approved same, then Landlord may, at its option, either cause to be designed or permit Tenant to design a supplemental air-conditioning system subject to Landlord's approval, and Landlord shall install such system substantially in accordance with such design. If Tenant has requested such supplemental system, Tenant shall be responsible for determining that the design of such system is adequate for its needs. Tenant agrees to pay Landlord for such equipment, design, installation, metering and consumption of electricity for supplemental air-conditioning and to maintain such equipment at Tenant's expense. Payments for such additional servicing shall be deemed additional rent due from Tenant.

               (d) Elevator services and other utilities as appropriate for office buildings of this type.

                Landlord may elect, at its option, to utilize security practices, controls or devices in or about the Office Complex, but retains the right, without notice to Tenant, to terminate, suspend or modify such practices, devices and controls, without liability or responsibility to Tenant. Notwithstanding anything contained in this Lease or otherwise, Tenant acknowledges that Landlord has no liability, obligation or responsibility to Tenant, its guests, invitees, contractors or employees with respect to either (i) such security practices, contracts or devices; or (ii) failure to install such security practices, controls or devices. Tenant acknowledges that Tenant, its employees, agents, contractors and invitees enter the Office Complex at their own risk as to their person or property.

          Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.

          In the event that any interruption shall continue beyond five (5) days, Landlord and Tenant agree that all rent shall abate until service is fully restored.

          16.  WINDOW DRESSINGS. All exterior windows of the Prime Premises
               ----------------
shall be equipped only with building-standard blinds provided by the Landlord. Tenant may install other window treatments so long as same have solid white linings and so long as the building-standard blinds remain affixed between the window glass and the other window treatments.

          17.  TELEPHONE SERVICE. Tenant acknowledges and agrees that securing
               -----------------
and arranging for telephone service to the Prime Premises is the sole responsibility of Tenant and that Landlord has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside the Prime Premises in connection with providing telephone service to the Prime Premises.

          18.  DESTRUCTION OF PRIME PREMISES. Should the Prime Premises be so
               -----------------------------
damaged by fire or other cause that rebuilding or repairs cannot, in the estimation of Landlord, be completed within one hundred eighty (180) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within thirty (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within one hundred eighty (180) days, Landlord covenants and agrees, subject to the provisions of this paragraph, to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the Base Monthly Rental for such time as the Prime Premises are untenantable or proportionately for such portion of the Prime Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant nor shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions, or other improvements which may have been placed in or about the Prime Premises by Tenant; nor shall Landlord have any obligation to incur any cost to repair, reconstruct or restore the Prime Premises in excess of insurance proceeds from the casualty necessitating such work that are made available to Landlord, under its sole control, for such work. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Prime Premises when the damage resulting from any casualty contained under this paragraph occurs during the last twelve
(12) months of the Term of this Lease.

          19.  CONDEMNATION. If the whole of the Prime Premises, or such portion
               ------------
thereof, as will make Prime Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then, in either of said events, the Term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor; provided, however, Tenant shall not be entitled to claim compensation for items which would reduce Landlord's award.

          20.  INSURANCE. Tenant shall carry fire and extended coverage
               ---------
insurance insuring Tenant's interest in its improvements and betterment to the Prime Premises and any and all furniture, equipment, supplies, and other property owned, leased, held, or possessed by it and contained therein, against loss or damage by fire, flood, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, such insurance coverage to be in an amount equal to the full replacement value of such improvements and property.

          Tenant also agrees to carry a policy or policies of workers' compensation and commercial general liability insurance, including personal injury and property damage, with contractual liability endorsement, in an amount of not less than One Million and No/100 Dollars ($l,000,000.00) for the property damage and Two Million and No/100 Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Prime Premises. Said policies shall: (i) name Landlord, its agents and mortgagees as additional insureds and insure Landlord's contingent liability under this Lease (except for the workers' compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia and maintains an A.M. Best credit rating of "B+" or better; and (iii) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice shall have been given to Landlord. Said policy or policies, or certificate thereof, shall be delivered to Landlord by Tenant upon commencement of the Term of the Lease and upon each renewal and/or modification of said insurance. If during the Term or any extension thereof additional coverage and/or higher limits of insurance than those mentioned above shall be deemed necessary by Landlord, Tenant shall procure such additional coverage provided such additional coverage is appropriate, customary and generally required for like premises utilized for similar purpose. If Tenant shall fail at any time to procure and/or maintain the insurance required herein, Landlord may, at its option, procure such insurance on Tenant's behalf and the cost thereof shall be payable upon demand, as additional rent. Payment by Landlord of any insurance premium or the carrying by Landlord of any such insurance policy shall not be deemed to waive or release the default of Tenant with respect thereto.

          21.  WAIVER OF SUBROGATION. Landlord and Tenant each hereby releases
               ---------------------
the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils that is insured against or that are required to be insured against under the terms of the Lease, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including, without limitation, any other tenants or occupants of the remainder of the Building in which the Prime Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releaser's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each agrees that it will request its insurance carriers to include in its policies such a clause of endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra costs, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releaser's insurance.

          22.  NO ESTATE IN LAND. This contract shall create the relationship of
               -----------------
Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent

          23.  INDEMNITY. Excepting for the willful misconduct or gross
               ---------
negligence of Landlord, its agents and employees, Tenant indemnities and shall hold Landlord, its agents and employees, harmless from and defend Landlord, its agents, officers, directors, partners, attorneys and employees, against any and all claims or liability for injury or death to any person or damage to any property whatsoever:

               (a) either (i) occurring in, on, or about the Prime Premises; or
(ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways) the use of which Tenant may have in conjunction with other occupants of the Office Complex, when such injury, death or damage shall be caused in part or in whole by the act, neglect or fault of, or omission of any duty with respect to the same by Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees; or

               (b) arising from any work or thing whatsoever done by or benefitting the Tenant in or about the Prime Premises or from transactions of the Tenant concerning the Prime Premises; or

               (c) arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease; or

               (d) otherwise arising from any act or neglect of the Tenant, or any of its agents, employees, contractors, invitees, licensees, tenants or assignees; and from and against all costs, expenses, counsel fees, and court costs incurred or assessed in connection with any or all of the foregoing. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to cause such action or proceeding to be defended at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Lease with respect to any claims or liability occurring or caused prior to any expiration or termination of this Lease shall survive such expiration or termination.

          Except as may be the result of Landlord's gross negligence or wilful misconduct, as a material part of the consideration to Landlord for this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Prime Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord. Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Prime Premises. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.

          24.  LIABILITY OF LANDLORD. Except as provided herein to the contrary,
               ---------------------
and except as may be the result of Landlord's gross negligence or wilful misconduct, Landlord shall not be liable to Tenant or to any persons, firm, corporation, or other business association claiming by, through, or under Tenant for failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay by Landlord shall be an actual or constructive eviction of Tenant nor shall any such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant; nor for any latent defects in the Premises or Building; nor for defects in the cooling, heating, electric, water, elevator, or other apparatus or systems or for water discharged from sprinkler systems, if any, or from water pipes and plumbing facilities in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building; and nor from interference, disturbance, or acts to or omitted against

Tenant by third parties, including, without limitation other occupants of the Building and any such occurrences shall not constitute an actual or constructive eviction of Tenant.

          25.  LIMITATION OF LIABILITY. Landlord's obligations and liability
               -----------------------
with respect to this Lease shall be limited solely to Landlord's interest in the Office Complex, as such interest is constituted from time to time, and neither Landlord nor any officer, director, shareholder, or partner of Landlord, or of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease. In no event shall Landlord be liable to Tenant nor shall any interest of Landlord in the Office Complex be subject to execution by Tenant, for any indirect, special or consequential damages.

          26.  NO WAIVER OF RIGHTS. No failure or delay of Landlord to exercise
               -------------------
any right or power given it herein or to insist upon strict compliance by Tenant of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by Landlord.

          27.  ENTIRE AGREEMENT AND EXHIBITS. This Lease constitutes and
               -----------------------------
contains the sole and entire agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Prime Premises shall have legal effect. The content of each and every exhibit which is referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body of this Lease. Landlord hereby disclaims any warranties and representations as to the Office Complex or Prime Premises, whether express or implied.

          28.  NOTICES. All notices required or desired to be given with respect
               -------
to this Lease shall, in order to be effective, be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant specified hereinbelow, or if deposited, postage prepaid, to the United States mail, certified, return receipt requested, properly addressed to the addresses specified hereinbelow, or if delivered by Federal Express or other overnight commercial courier to the addresses for Landlord and Tenant hereinbelow. Any notice mailed or sent by overnight commercial courier shall be deemed to have been given upon receipt or refusal thereof. Notice affected by hand delivery shall be deemed to have been given at the time of actual delivery. In the event of a change of address by either party, such party shall give written notice thereof to the other party in accordance with the foregoing. Additionally, Tenant agrees to send copies of all notices required or permitted to be given to Landlord to each lessor under any ground or land lease covering all or any part of the Land and each holder of a mortgage or deed to secure debt encumbering the Office Complex and/or the Land that notifies Tenant in writing of its interest in the address to which notices are to be sent.

          If to Tenant:       iXL, INC.
                              1888 Emery Street, Suite 200
                              Atlanta, Georgia 30318
                              Attention: Barry T. Sikes

          If to Landlord:     PARK PLACE EMERY, L.L.C.
                              1900 Emery Street, Suite 300
                              Atlanta, Georgia 30318
                              Attention: Mr. Derek Aynsley

          The foregoing addresses may be changed by thirty (30) days written notice from time to time.

          Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Prime Premises at the time and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Prime Premises. To the extent permitted by law. Tenant hereby submits to the jurisdiction of any state or federal court located in Fulton County, Georgia, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts for the purpose of any suit, action or other proceeding arising out of Tenant's obligations under or with respect to this Lease and Tenant hereby expressly waives any and all objections that Tenant may have as to jurisdiction and/or venue in any of such courts.

          29.  SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements
               ----------------------
herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease in its sole discretion. Should Landlord assign this Lease as provided for above, Tenant shall be bound to said conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its landlord under this Lease promptly under any such successions. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the matters covered by this Lease, then Tenant shall enter into any such "attornment agreement", provided the same does not modify any of the provisions of this Lease and has no adverse effect upon Tenant's continued occupancy of the Prime Premises.

          30.  SUBORDINATION. Tenant agrees that this Lease shall automatically
               -------------
be and remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Prime Premises. Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, confirming the subordinate nature of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable.

          31.  ESTOPPEL CERTIFICATE. Tenant shall, within ten (10) days after
               --------------------
request from Landlord, at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (a) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (b)that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); and (c) the date to which any rents and other charges have been paid in advance, if any; and (d) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph.

          32.  TIME IS OF THE ESSENCE. Time is of the essence with the respect
               ----------------------
to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

          33.  CAPTIONS GOVERNING LAW. The captions of this Lease are for
               ----------------------
convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

          34.  DEFINITIONS. "Landlord" as used in this Lease shall include his
               -----------
heirs, representatives, assigns and successors in title to Prime Premises. "Tenant" shall include its heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to premises covered by such assignment or sublease. "Broker" and "Co-Broker" shall include its successors, assigns, heirs, and representatives. "Landlord", "Tenant", "Broker" and "Co-Broker", shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

          35.  SEVERABILITY. If any clause or provision of this Lease is or
               ------------
becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this Lease on written notice to Tenant.

          36.  LAWS AND REGULATIONS: BUILDING RULES AND REGULATIONS. Tenant
               ----------------------------------------------------
shall comply with, and Tenant shall cause its agents, contractors, customers, employees, invitees, licensees, servants and visitors to comply with (i) all applicable laws, ordinances, orders, directions, requirements, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant relating to the use, condition or occupancy of the Prime Premises or the conduct of Tenant's business therein, including, without limitation, the Americans With Disabilities Act or 1990 (as now or hereafter amended); and (ii) the Rules and Regulations set forth in Exhibit "E", as such Rules and Regulations are modified and supplemented by
-----------
Landlord from time to time, and such other rules and regulations as are reasonably adopted by Landlord from time to time, for the safety, care or cleanliness of the Prime Premises and the Building, or for preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant, its agents, contractors, customers, employees, invitees, licensees, servants and visitors. Tenant hereby expressly waives the benefit of all existing and future rent control laws and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

          37.  SPECIAL STIPULATIONS. The Special Stipulations, if any, attached
               --------------------
hereto and initialed by Landlord and Tenant are hereby incorporated herein and made a part hereof. In the event the Special Stipulations conflict with any of the foregoing provisions of this Lease, the Special Stipulations shall control.

          38.  BROKER COMMISSION. Tenant acknowledges and agrees that The
               -----------------
Griffin Company ("Broker") has represented the Tenant in this transaction and shall receive a real estate commission payable by Tenant as outlined in a separate Commission Agreement. Tenant represents and warrants to Landlord that, other than Broker, no broker, agent, commissioned salesperson or other person has represented Tenant in the negotiations for and procurement of this Lease, and that no commissions, fees or compensation of any kind are due in connection herewith to any broker, agent, commissioned salesperson or other person, other than Broker. Landlord agrees to pay all commissions, fees, or compensation of any kind to any real estate broker(s) representing Landlord in this Lease.

          Tenant further acknowledges that some principals of Landlord are licensed real estate brokers and may be receiving a real estate commission in connection with this transaction.

          39.  REMOVAL OF PERSONAL PROPERTY. Tenant may (if not in default
               ----------------------------
hereunder) prior to the expiration of this Lease, or any extension thereof, remove all unattached and movable personal property and equipment which Tenant has placed in the Prime Premises, provided Tenant repairs all damages to Prime Premises caused by such removal. All personal property of Tenant remaining on the Prime Premises after the end or the Term shall be deemed conclusively abandoned, notwithstanding that title to or a security interest in such personal property may be held by an individual or entity other than Tenant, and Landlord may dispose of such personal property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal or disposition of such personal property. Tenant shall reimburse Landlord for the cost of removing such personal property.

          40.  SIGNAGE. Tenant shall not place any signs, decals, or other
               -------
materials upon the windows or suite doors of the Prime Premises nor on the exterior walls of Prime Premises. Landlord agrees to provide Tenant one building standard suite door tenant identification sign and one building standard directory listing. Any additional signage desired by Tenant shall be approved, in writing, by Landlord and the management company of the Office Complex, which shall be granted in their sole discretion, unless otherwise specified in the Special Stipulations.

          41.  EFFECT OF TERMINATION OF LEASE. No termination of this Lease
               ------------------------------
prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

          42.  RIGHTS CUMULATIVE. All rights, powers and privileges conferred
               -----------------
hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

          43.  FORCE MAJEURE. In the event of strike, lockout, labor trouble,
               -------------
civil commotion, act of God, or any other cause (hereinafter collectively referred to as "Force Majeure") outside and beyond Landlord's control, resulting in the impairment of Landlord's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Landlord's election, and Tenant's obligation to pay Base Monthly Rental, additional rental and all other charges and sums due payable by Tenant shall not be altered or excused and Landlord shall not be considered to be in default under this Lease or liable in damages to Tenant in any manner.

          44.  TENANT CORPORATION. Each of the persons executing this Lease on
               ------------------
behalf of Tenant does hereby covenant, warrant and represent that Tenant is a duly organized and validly existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and all persons signing on behalf of the corporation were authorized to so do. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

          45.  SUBMISSION OF LEASE. The submission of this Lease for examination
               -------------------
does not constitute an offer to lease nor a reservation of space even if said lease is executed by Landlord, and this Lease shall be effective only upon execution hereof by Landlord and Tenant and delivery of a counterpart hereof to Landlord and Landlord's acceptance and final approval thereof.

          46.  NO RECORDATION OF LEASE. This Lease is not in recordable form,
               -----------------------
and Tenant agrees not to record or permit the recording of this Lease.

          47.  HAZARDOUS SUBSTANCES. Tenant hereby covenants and agrees that
               --------------------
Tenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be generated, placed, held, stored, used, located or disposed of at the Office Complex or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Demised Prime Premises for general office and administrative purposes, but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use or production of such Hazardous Substances. For purposes of this paragraph, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or the list of toxic pollutants designated by Congress or the EPA which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws") Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result oh, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Demised Prime Premises of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

          48.  EXECUTION. This Lease may be executed in any number of
               ---------
counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties hereto unless such modification or amendment is in writing and signed by Landlord and Tenant.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals hereunder and have caused this Lease to be executed in their names and their corporate seals to be affixed by their officers duly authorized thereunto, upon the day and year set forth above.


                                        TENANT:

Signed, sealed and delivered            iXL, INC., A DELAWARE CORPORATION
in the presence of:

/s/ James V. Sandry                     By: /s/ Barry T. Sikes
---------------------------------          --------------------------------
Notary Public or Witness


James V. Sandry                         Name: BARRY T. SIKES
---------------------------------            ------------------------------
Name (Please Print)                                    (Please Print)

                                        Title: VP OF OPERATIONS
                                              -----------------------------

                                                       (CORPORATE SEAL)


                                        LANDLORD:

Signed, sealed and delivered            PARK PLACE EMERY, L.L.C.,
in the presence of:

/s/ Janine A. Shelly                    By: /s/ Robert L. Silverman
---------------------------------          --------------------------------
Notary Public or Witness


Janine A. Shelly                        Name: Robert L. Silverman
---------------------------------            ------------------------------
Name (Please Print)                                   (Please Print)

 Notary Public, Cobb County, Georgia
 My Commission Expires Oct. 20, 2000    Title: Chairman, The Winter Construction
                                              ----------------------------------
                                               Co.
                                              ----
                                               Managing Member
                                               Park Place Emery L.L.C.

                              PARK PLACE ATLANTA


                             SPECIAL STIPULATIONS
                             --------------------

1. Landlord and Tenant agree that Tenant shall accept the Prime Premises in an "as is" condition per Exhibit "A-1" attached hereto. Landlord agrees to
                           ------------
     provide an amount equal to $12.00 per rentable square foot for tenant improvements desired by Tenant ("Tenant Improvement Allowance"). Any costs in excess of this amount shall be at Tenant's expense. Landlord agrees to "demo" Suite 115, Suite 200, and Suite 400 at Landlord's expense, which
                  ---
     shall not be included in the Tenant Improvement Allowance, and the Prime Premises shall be delivered to Tenant broom clean and ready for construction of Tenant's work.

     Tenant shall have the right to select the contractor of its choice ("Tenant's Contractor") to construct the "Tenant Improvements" (hereinafter defined); however, Tenant's Contractor shall require the final approval of Landlord, which approval shall not be unreasonably withheld. Landlord and Tenant agree that all building materials used by Tenant's contractor will be first quality.

     Landlord and Tenant agree that Exhibit "F" attached hereto represents the
                                    ----------
     Construction Rules and Regulations for outside contractors by which Tenant's Contractor agrees to abide. Tenant shall be responsible for any failure by Tenant's Contractor to comply with such rules and regulations and such failure to comply in any respect within ten (10) days of notice by Landlord to Tenant to cure by either Tenant or Tenant's Contractor shall constitute a default under this Lease. Further, Tenant and Tenant's Contractor shall jointly and severally be responsible to Landlord for and shall indemnify and hold Landlord from any and all costs, expenses, damages, liabilities, suits, claims or court costs, incurred or suffered by Landlord solely as a result of the acts of omissions of Tenant, Tenant's Contractor or their respective employees, agent subcontractors and suppliers in connection with the Tenant Improvements.

     It is understood that Tenant desires to make changes to the existing partition layout within the Prime Premises, Landlord agrees that Tenant shall submit line drawings, to be approved by Landlord prior to construction, of proposed changes to the Prime Premises (on copies of plans previously submitted to Tenant as representative of the existing layout), which plans shall serve to notify Landlord of the proposed changes. Upon completion of the construction of the Prime Premises, Tenant shall deliver to Landlord "as built" drawings of the remodeling, showing wall locations, electrical and telephone outlet, and lighting switch locations, drawn to 1/8" scale, which will be attached to the Lease as Exhibit "A-3". All
                                                        ------------
     approvals and consents shall not be unreasonably withheld, delayed or conditioned by Landlord.

     Tenant agrees that Landlord shall have the right to inspect the tenant improvements upon completion, and any corrections to the work, if any required by Landlord to cause the work to comply with the plans approved for the work shall be at Tenant's expense.

     Landlord agrees to disburse the Tenant Improvement Allowance to Tenant in monthly payments based on the percent of work complete. Tenant agrees to provide monthly affidavits and lien waivers to Landlord. Tenant does hereby release and relieve Landlord from any claims for damages and the like which may result from Landlord's paying an inaccurate invoice, fee statement or the like, and does hereby indemnify and agree to hold Landlord harmless and to defend Landlord from and against any and all claims, damages, liability or costs (including, without limitation, attorneys' fees and court costs) which may arise or result from Landlord's payment of Tenant Improvement Costs. Notwithstanding the foregoing, the within release and indemnification of Landlord by Tenant shall not release any other third parties, nor shall it waive any and all rights which Tenant may have against Landlord or other third parties in connection with the payment or nonpayment of Tenant Improvement Costs. Prior to final payment, Tenant shall provide Landlord with copies of all invoices, final affidavits, and removal of all liens.

     Landlord shall give access and entry to the Prime Premises to Tenant and its contract parties performing time improvement work and reasonable opportunity and time to enable Tenant and such contract parties to perform and complete such work. All of such work and Tenant's use (and the use by its contract parties) of the Prime Premises for such purposes shall be entirely in accordance with the Lease.

     Tenant shall, at its own expense, obtain all necessary licenses and permits and Certificates of Occupancy pertaining to the Tenant Improvements and comply with all statutes, ordinances, rules, regulations, and orders of any governmental or quasi-governmental authority having jurisdiction over the Tenant Improvements or the performance thereof and respond to, and shall defend, indemnify and save harmless Landlord and/or Landlord's agents from and against any loss, liability or expense arising from, any such violations and any citations, assessments, fines or penalties resulting therefrom. Tenant agrees that time work shall be performed in strict accordance with all applicable current fire, health safety and building codes of the city, county, and state in which these premises are situated and all Federal Occupational Safety and Health Act (OSHA) guidelines. Tenant, at its expense, shall be responsible for removing or repairing all conditions not in accordance with state and local codes. To the extent Landlord has work to be completed prior to Tenant's being able to obtain a Certificate of Occupancy, Landlord agrees to complete its
iXL, INC.

--------------------------------


     work promptly and in a good and workmanlike manner. Any delays resulting from Landlord's responsibility shall delay rental commencement. Upon completion of the Tenant Improvements, Tenant shall submit to Landlord copies of the Certificate of Occupancy and building permit. Landlord agrees, at its own expense, to promptly comply with all existing requirements of any legally constituted public authority imposed by reason of Tenant's use or occupancy of the Prime Premises and Building, including, but not limited to, the Americans with Disabilities Act ("ADA"). To the extent that any part of the Prime Premises or Building does not, prior to commencement of this Lease, meet the minimum standards imposed by ADA, Landlord shall cause the Building to be upgraded to meet said minimum standards. Landlord agrees to promptly comply with all requirements of any legally constituted public authority which hereinafter become effective, but the expense shall be an operating cost of the Building.

2. Landlord agrees to use its reasonable efforts to deliver to Tenant additional premises ("Additional Premises"). Landlord agrees to use reasonable efforts to deliver to Tenant Suite 110, Suite 1ll, and Suite 300 (collectively, the "Additional Premises") as each respectively become available or are vacated pursuant to Landlord's efforts. Tenant acknowledges that with respect to certain of the Additional Premises there exist certain leases with other parties, some of which leases contain renewal options and first rights of refusal over the Additional Premises which may prevent Landlord from being able to deliver to Tenant all or part of such Additional Premises. The attached Floor Plan A-2 represents an approximation of the Additional Premises to be leased pursuant to this stipulation.

     To the extent Landlord is able to lease to Tenant all or portions of the Additional Premises, Tenant agrees to lease such Additional Premises in an "as is" condition upon receipt of thirty (30) days written notice from the Landlord. Upon each and every lease of Additional Premises, a Lease Amendment shall be prepared and executed to reflect the following changes to the Lease:

        a) The incremental square footage to be added to the Prime Premises and any previous Additional Premises to disclose the current aggregate square footage;

        b) Effective ninety (90) days after the delivery of each Additional Premises, the Base Monthly Rental shall be increased by a sum which is the product of the number of square feet of the Additional Premises times the then current prevailing Base Monthly Rental for the Lease computed on a per square foot basis;

        c) There will be proportionate and commensurate adjustments to the Additional Rent and Tenant Percentage Share;

        d) Upon the full execution by Tenant of each Lease Amendment, Landlord shall provide to Tenant an Additional Tenant Improvement Allowance of $12.00 per square foot of each Additional Premises, such provision and disbursement to be effected in a manner consistent with applicable provisions of these Special Stipulations;

3. Landlord and Tenant agree that Landlord is entitled to a Return of twelve percent (12%) (Return is defined as Net Operating Income before debt service) on its Total Investment (debt plus equity and accrued Return) in the Office Complex. Attached as Exhibit "G" is the current Pro-Forma for
                                     ----------
     the acquisition, improvement and leasing of the Office Complex. Upon completion of the Improvements and leasing as contemplated in the Pro-Forma, and the attainment of ninety percent (90%) occupancy or December 31, 1998, whichever shall first occur, the current estimates in the Pro-Forma shall be replaced by the actual expenditures, income and expenses incurred. Landlord warrants and represents that one of its investors/affiliated companies will initially be leasing approximately 23,000 square feet of premises on Floors 2 and 3 of Building One of the Office Complex at the exact same Base Rent. Additional Rent and Tenant Improvement Allowance, and substantially the same Lease Agreement as Tenant. If, upon the replacement of the estimated Pro-Forma by the actual Pro-Forma, Landlord is receiving a Return of less than twelve percent (12%), then to the extent necessary, the Base Rent payable by both Tenant and Landlord's investor/affiliate company will be increased proportionately and commensurately, retroactive to the Commencement Date in both Leases, sufficient to generate a return of twelve percent (12%) per annum on Landlord's Total Investment. Landlord and Tenant agree that in no event shall the initial Base Monthly Rental rate exceed $14.00 per rentable square foot.

4. Provided Tenant still occupies the Prime Premises and any Additional Premises and has not otherwise been in default beyond notice and cure periods provided herein, Tenant shall be entitled to two (2) options to renew this Lease for the Prime Premises as expanded by any Additional Premises for additional terms of five (5) years each. Not less than one hundred twenty (120) days, nor more then one hundred eighty (180) days prior to the expiration of this Lease or any renewed Lease, Tenant shall notify Landlord in writing of its exercise of its renewal option which shall be on the same terms and conditions of this Lease except for Base Rent, which shall be adjusted to the then prevailing market rent for similar facilities within reasonable proximity. Landlord shall deliver to Tenant Landlord's estimate of the prevailing Base Market Rental Rate within thirty (30) days of Tenant's notice, and Tenant, upon receiving Landlord's estimate of the prevailing Base Market Rental Rate, shall have seven (7) days to submit a counter estimate. Following such time, Tenant and Landlord shall have thirty (30) days to agree upon the prevailing Base Market
     Rental Rate. If an agreement has not been reached at the end of thirty (30) days, Tenant may notify Landlord of its intent to arbitrate such rate, with notice to be accompanied by the identity of an appraiser in the Metropolitan Atlanta area appointed by the Tenant.

IXL, INC.

--------------------------------


     Thereafter, Landlord shall have fifteen (15) days in which to appoint its appraiser in the Metropolitan Atlanta area, and if the two appraisers can not agree on the Base Market Rental Rate within fifteen (15) days after the appointment of Landlord's appraiser, the two appraisers theretofore appointed shall appoint a third appraiser in the Metropolitan Atlanta area, experienced in the commercial real estate market in Fulton County, Georgia. If the two appraisers can not agree on the appointment of a third appraiser within fifteen (15) days, then either party shall have the right to apply to the presiding judge of the Superior Court of Fulton County, Georgia for such selection of the third appraiser. After the appointment of such third appraiser, the third appraiser thus elected shall have thirty (30) days in which to decide on the Base Market Rental Rate as defined above, which determination shall be final and binding upon the parties thereto. After the Base Market Rental Rate has been established, the third appraiser shall immediately notify the parties in writing. Each appraiser appointed hereunder shall be a member of the MAI with at least ten (10) years of full-time appraisal experience in commercial real estate in the Atlanta area, and shall also be a Georgia certified appraiser, and no such appraiser shall have any other existing contractual relationship with either party hereto. Landlord and Tenant shall pay the fees of their respectively appointed appraisers and the fee of the third appraiser shall be shared equally by Landlord and Tenant. It is also agreed that any arbitrated rate shall be within the parameters of the rates last quoted to each party by tine other party.

5. Tenant shall have the right to erect, access and maintain, at its sole cost and expense, and exclusively utilize a deck on the roof of Building Two. Tenant shall submit its plans and specifications for Landlord's review and consent which may not be unreasonably withheld provided Landlord deems the same safe. Notwithstanding any consent issued by Landlord for a roof deck, the protections of Paragraphs 23 and 24 are specifically incorporated herein by reference and to matters pertaining to the roof and deck, are expanded to an absolute unqualified hold harmless by Tenant in favor of Landlord.

6. Tenant shall have the right, to erect signage on not more than two elevations on Building Two identifying iXL and Virtual Resources as occupants of Building Two. The installation maintenance and illumination of such signage shall be ant the sole expense of Tenant. Upon the termination of the Lease or if Tenant shall cease to be the largest occupant of Building Two, Tenant's Building signage rights shall terminate and Tenant will immediately remove all of its signs arid repair and restore Building to its original condition.

7. With regard to the Prime Premises, the following Rental Commencement Dates shall apply:

        a) Fourth Floor and Suite 115, April 1, 1997, subject to Landlord delivering tile same to Tenant on or before January 1, 1997.

        b) Second Floor, the earliest of ninety (90) days after delivery by Landlord, or May 1, 1997, subject to Landlord delivering the same to Tenant on or before February 1, 1997.

        c) Suite 350, subject to Landlord delivering the same and ninety (90) days from completion of the Tenant Improvements on the Second Floor, on October 1, 1997.

8. Landlord agrees that Tenant shall have the right to construct a driveway, at Tenant's expense, to gain access to the south entrance to the Building and that the two (2) adjacent parking spaces on the southeast corner of the Building shall be designated "iXL Loading Zone", as outlined in yellow on the site plan attached as Exhibit "M". Tenant will be allowed to use the
                               ----------
     spaces to load and unload Tenant's vehicles.

9. If Tenant has leased all available space in Building Two and the net worth of Tenant equals at least the value of the Office Complex, Landlord agrees to grant Tenant the right of first refusal to lease all space that Winter Properties occupies in Park Place Atlanta, Building One, 1900 Emery Street, Atlanta, Georgia 30318 (hereinafter referred to as the 'Winters Construction Company Space and as outlined on Exhibit "N" attached hereto).
                                                    ----------
     Upon Landlord presenting a copy of a bona fide lease proposal for the Winters Construction Company Space acceptable to Landlord and the third party involved, Tenant shall have five (5) business days within which to notify Landlord. In writing, of its decision to lease or not to lease the Winters Construction Company Space under the same terms and conditions as the bona fide lease proposal. If Tenant exercises said right of first refusal, then Tenant agrees to execute an Amendment to this Lease for such Winters Construction Company Space upon the same terms and conditions identical to those contained in the bona fide lease proposal. If the Tenant does not exercise this right of first refusal, this right of first refusal shall be null and void and Landlord shall be entitled to thereafter lease said Winters Construction Company Space without restriction.

iXL, INC.

--------------------------------


10. If Tenant has leased all available space in Building Two and the net worth of Tenant equals at least the value of the Office Complex, Landlord agrees to grant Tenant the right of first refusal to lease all other space in Building One (hereinafter referred to as the "Non-Winters Construction Company Space") and as outlined on Exhibit "O" attached hereto). In the
                                        ----------
     event there is already a right of first refusal on any Non-Winters Construction Company Space in Building One, Landlord agrees to grant Tenant a right of second refusal on such space. Upon any Non-Winters Construction Company Space becoming available for Tenant and Landlord presenting a copy of a bona fide lease proposal for the Non-Winters Construction Company Space acceptable to Landlord and all other parties involved. Tenant shall have ten (10) business days within which to notify Landlord, in writing, of its decision to lease or not to lease the Non-Winters Construction Company Space under the same terms and conditions as the bona fide lease proposal. If Tenant exercises said right of first or second refusal, then Tenant agrees to execute an amendment to this Lease for such Non-Winters Construction Company Space upon the same terms and conditions identical to those contained in the bona fide lease proposal.

11. Landlord agrees to provide card key access to Building and Premises with one (1) card per employee of Tenant. Tenant shall have the right to install, at Tenant's expense, card key access for the elevators and stairwell doors to any floor occupied 100% by Tenant and to all doors with access to the roof. Tenant shall provide Landlord six (6) sets of such keys.

12. Landlord agrees to designate six (6) "iXL Visitor" spaces conveniently located adjacent to the Building, as outlined on the site plan attached hereto as Exhibit "P".
               ----------

13. Landlord hereby acknowledges and agrees that "Tenant shall have the right for no additional consideration to install and operate satellite dishes, antennas, or any other electronic/transmitting/ receiving devices for service to the Premises at a location on the roof and in a first-class manner reasonably acceptable to Landlord during the term of this Lease and any extension thereof.

     Tenant hereby agrees to install the satellite dish on the dish space in a good and workmanlike manner, maintain and repair such satellite dish and dish space in proper condition and to secure all permits required for the installation and operation thereof, at no cost to Landlord, and hereby indemnifies Landlord from and against any claims against Landlord for personal injury, property damage or other damage, including reasonable attorney's fees actually incurred, arising from the installation, use, operation, maintenance, repair and removal of the dish space, the satellite dish, such other equipment, or any cables or related equipment thereof. The provisions of this paragraph shall survive the expiration date or sooner termination of this Lease. The insurance required to be carried by Tenant under the Lease shall also apply to the satellite dish or other equipment and dish space (collectively, the "Satellite Dish").

     Landlord understands and agrees that the Satellite Dish and related equipment is considered the personal property of Tenant, and that Tenant has the right to remove the same at any time during the Lease Term, or during any renewals or extensions thereafter. Tenant shall remove the Satellite Dish and restore the dish space to substantially the same condition as existed prior to the installation of the Satellite Dish, reasonable wear and tear excepted.

     All direct expenses incurred by Tenant in connection with the installation, operation or removal of the Satellite Dish shall be paid promptly by Tenant, and Tenant shall not permit any mechanic's or other lien to be filed against Landlord in connection with the installation, operation or removal of the Satellite Dish. Tenant shall provide Landlord with an executed contractor's lien waiver within thirty (30) days of completion of the work, Tenant shall be responsible for any and all utilities to be used in connection with the operation of the Satellite Dish should Landlord determine an additional charge is necessary for its operation. Tenant shall properly and promptly repair any damage or potentially damaging condition existing or caused by the existence or operation and use of the Satellite Dish or connecting cables of any part thereof within ten (10) days after receipt of Landlord's written notice; provided, however, if such repair cannot reasonably be cured within the said ten (10) day period, and Tenant shall, in good faith, commence to repair and diligently proceed to effect such repair, then the ten (10) day period shall be extended for such reasonable period as Tenant shall require to effect such repair. Should Tenant fail to satisfy the terms of this provision within said ten (10) days period, Landlord may repair the damaged condition at Tenant's cost.

     Tenant represents and warrants to Landlord that the specifications, location and contemplated use of the Satellite Dish comply with all laws, ordinances, codes and regulations promulgated by any governmental authority having jurisdiction over the Premises or the installation and operation of the Satellite Dish. The construction and installation shall be accomplished in a good and workmanlike manner and with no disruption to the other occupants of the Building. Tenant shall provide Landlord, prior to installation of the Satellite Dish, detailed drawings and specifications on the mounting method to be used in affixing the proposed dish to the roof. Tenant shall require all contractors and subcontractors to provide Landlord with certificates of insurance with Landlord being named as Additional Loss Payee prior to installation. Tenant's installation of any devices on the roof shall not void any roof warranties.

iXL, INC.

--------------------------------


14. Except for the wilful misconduct or gross negligence of Tenant, its agents and employees, Landlord indemnifies Tenant and shall hold Tenant, its agents and employees, harmless from and defend Tenant, its agents, officers, directors, partners, attorneys, employees, licensees and invitees against any and all claims or liability for injury or death to any person or damage to any property whatsoever arising out of Landlord's conduct and operation of the Office Complex of which the Prime Premises are a part. Landlord shall indemnify Tenant against any loss, damage, or expense arising by reason of any failure of Landlord to repair or maintain the Prime Premises or Office Complex due to any act of wilful neglect or gross misconduct, or neglect of Landlord, its agents, employees, contractors, invitees, licensees, tenants, or assignees.

15. In the event Suite 200 is not delivered to Tenant for any reason (including the exercise by other parties of rights of first refusal) by February 1, 1997, Tenant may elect, at is sole option, to terminate this Lease in its entirety, or to terminate this Lease as to that portion not delivered, which election shall be evidenced by notice to Landlord. In the event Tenant elects to terminate this Lease or to terminate the same with respect to a portion thereof, this Lease and Tenant's obligations with respect to the portion(s) so terminated shall become null and void.

16. Landlord acknowledges and agrees that Tenant shall have the right to install a separate electrical meter for the HVAC system serving that part of the Prime Premises located on the fourth (4th) floor so that Tenant shall have access and use of the HVAC system 24 hours per day, seven days per week. Upon the installation of the meter by Tenant, (a) Tenant shall pay for the HVAC charges (at rates charged by the utility providers) for the fourth (4th) floor portion of the Prime Premises (b) Landlord shall deduct the square footage of the fourth (4th) floor portion of the Prime Premises from the calculations used to determine Tenant's operating expense charges hereunder, such that Tenant shall not be billed for HVAC usage not actually consumed or used by Tenant.

17. Landlord acknowledges and agrees that as a material inducement to Tenant, Landlord has agreed to renovate the Building and the Office Complex as described on Exhibit "O" attached hereto, such that the quality and
                  ----------
     appearance of the Office Complex would be deemed Class "B" or better office space in the metropolitan Atlanta area. Landlord shall complete such renovations by January 1, 1998.

18. Landlord and Tenant agree that Suite 350 shall include Suites 312 and 325, as outlined in red on the floor plan attached hereto as Exhibit "A-1", and
                                                             ------------
     that other tenants will occupy Suites 312 and 325, as outlined in yellow on the floor plan attached hereto as Exhibit "A-1", until no later than
                                       ------------
     December 31, 1997. Upon Suites 312 and 325 becoming available and delivered to Tenant and Suite 200 being available for Tenant's occupancy, Tenant shall have ninety (90) days until the Rental Commencement Date occurs. Landlord and Tenant further agree that Tenant shall pay $10.00 per rentable square foot for Suite 350 until Suites 312 and 325 are delivered to Tenant and Suite 200 is available for Tenant's occupancy, whereupon the rental rate for Suite 350 shall become the higher of $13.00 per square foot or the prevailing rental rate pursuant to Paragraph 5(a) or Special Stipulation 3. Should Tenant decide not to build out Suite 350 upon Landlord delivering Suite 350 to Tenant, Tenant shall pay $10.00 per rentable square foot for Suite 350 for the ninety (90) day period following delivery to Tenant.

                              iXL LEASE EXHIBITS
                              ------------------


Paragraph/Special Stips #

        EXHIBIT
        -------

P1        A-I    Floor Plan(s)

SS1       A-3    Tenant Build Out As Builts
SS2       A-2    Additional Premises

P1        B      Legal Description (attached hereto)
P2        C      Tenant Acceptance Agreement
P36       D      Projected Operating Expenses
P6        E      Building Rules & Regulations
SS1       F      Construction Rules & Regulations
SS3       G      Pro-Forma Return
SS5       H      (Intentionally Deleted)
SS6       K      (Intentionally Deleted)
SS8       M      Loading Zone
SS9       N      Right of First Refusal Over Winter Space
SS10      0      Right of First Refusal Over Non-Winter Space
SS12      P      iXL Visitor Parking
SS16      Q      Building Renovations

                                   EXHIBIT B
                                   ---------


ALL THAT TRACT OR PARCEL OF LAND situated, lying and being in Land Lot 153, 17th District, Fulton County, Georgia, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at the intersection of the northerly right-of-way line of Beck Street (a 40-foot right-of-way) and the easterly right-of-way line of Emery Street (a 40-foot right-of-way); running thence North 13 degrees 24' 42" West 324.08 feet to an iron pin set on the westerly right-of-way line of Emery Street and the TRUE POINT OF BEGINNING; FROM SAID TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence along said westerly right-of-way line of Emery Street South 05 degrees 12' 53" East 164.89 feet to an iron pin set; thence South 04 degrees 58' 14" East 39.95 feet to an iron pin set; thence South 04 degrees 58' 14" East 188.77 feet to an iron pin set; thence South 06 degrees 57' 57" East 100.00 feet to an iron pin set thence South 83 degrees 53' 37" West 200.00 feet to an iron pin set; thence South 06 degrees 43' 21" East 24.31 feet to an iron pin set; thence North 64 degrees 27' 21" West 63.50 feet to a point; thence North 61 degrees 19' 44" West 24.90 feet to a point; thence North 54 degrees 45' 13" West 169.41 feet to a point; thence North 52 degrees 18' 19" West 239.53 feet to an iron pin set; thence North 14 degrees 56' 29" West 33.48 feet to an iron pin set; thence North 05 degrees 20' 36" West 164.89 feet to an iron pin found; thence North 84 degrees 25' 14" East
582.86 feet to the TRUE POINT OF BEGINNING.

Said property being more particularly shown as containing 5.483 acres on that certain plat of survey prepared for Park Place Atlanta, a California general partnership, and Confederation Life Insurance Company by Vance W. Ruhling, G.R.L.S. No. 2134, dated September 15, 1986, revised October 17, 1986.

                                LEASE AMENDMENT
                                ---------------


     THIS LEASE AMENDMENT (the "Amendment") is made and entered into this 6th day May, 1997, by and between PARK PLACE EMERY, L.L.C., (hereinafter referred
    ---
to as "Landlord"), and iXL, Inc. (hereinafter referred to as "Tenant").


                                  WITNESSETH:
                                  -----------

     WHEREAS, Landlord and Tenant have entered into that certain Office Lease, dated as of January 8, 1997, with respect to certain premises, containing approximately 36,891 square feet of rentable area (hereinafter referred to as the "Prime Premises") located on the first, second, third and fourth floors of Two Park Place, 1888 Emery St., N.W., Suite 400, Atlanta, Georgia, (the "Office Complex") and a preliminary Occupancy Agreement, dated as of October 28, 1996, covering approximately 21,361 square feet of space on the third and fourth floors of the Building (said Office Lease is hereinafter referred to as the "Lease");

     WHEREAS, Landlord and Tenant desire to amend the Lease as set forth herein;

     NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), in hand paid by Tenant to Landlord, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Definitions. Except as otherwise expressly provided herein, all terms
          -----------
     used herein with an initial Capital letter or letters shall have the meaning ascribed thereto in the Lease.

     2.   Change in Square Footage for Temporary Premises relating to the
          ---------------------------------------------------------------
     Occupancy Agreement. The term "Temporary Premises" means the space on the
     -------------------
     third (3rd) floor of the office building located at 1888 Emery Street, Atlanta, Georgia (the "Building"). Landlord and Tenant agree that the total area occupied as Temporary Premises and Additional Temporary Space by Tenant under the Occupancy Agreement was increased to approximately 5,070 square feet of space effective January 23, 1997. Exhibit A to the Agreement, attached hereto, is hereby amended as shown to reflect the Temporary Premises and the Additional Temporary Space as noted.

     3.   Increase of Occupancy Fee. The occupancy fee payable to Landlord for
          -------------------------
     the Temporary Premises and the Additional Temporary space shall be $4,208.10 (5070 sq. ft. X $.83) per month until such time as the Additional Temporary Space or the Prime Premises, as the case may be, are to be expanded to include further additional space occupied by Tenant.

4.   Confirmation and Ratification. Except as amended herein, the Lease
     -----------------------------
remains in full force and effect; and the parties hereby ratify and confirm the Lease as amended herein.

     This Amendment to Office Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, administrators, personal representatives, guarantors, executors, successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Amendment to be executed by duly authorized representatives or officers, as the case may be, as of the day and year first above written.

                         LANDLORD:
                         --------

                         PARK PLACE EMERY, L.L.C.



                         By: /s/ D. Ansley
                            ------------------------------
                         Its: ____________________________


                         TENANT:
                         ------

                         iXL, INC.

                         By: /s/ Barry T. Sikes
                            ------------------------------
                         Its.: VP OPERATIONS
                              ----------------------------

                                  EXHIBIT "A"
                                  -----------

                 [BUILDING TWO THIRD FLOOR PLAN APPEARS HERE]

                              LEASE ADDENDUM TWO


PARK PLACE EMERY L. L. C. ("Landlord") and iXL, INC. ("Tenant") have entered into a lease agreement, dated January 8, 1997, and a lease addendum dated May 6, 1997 (hereinafter collectively referred to as the "Lease"). Tenant wishes to lease from Landlord, for a term to run concurrently with the Lease and, except as set forth below, under the same terms and conditions set forth in the Lease, additional space at 1888 Emery Street, NW, Atlanta, Georgia. Said additional space is located in the same building as the premises which are the subject of the Lease ("Premises") and shall hereafter be included in the Premises. Tenant also wishes to vacate a certain portion of the Premises. For and in consideration of the rent to be paid and the space to be leased thereunder, Landlord and Tenant hereby agree as follows:

     1. Tenant is currently leasing space on the third (3rd) floor, known as Suite 350, of the office building located at 1888 Emery Street, Atlanta, Georgia (the "Building") containing approximately 5070 rentable square feet as set forth on Exhibit "A", attached hereto, incorporated in, and by reference made a part hereof.

     2. The reconfiguration and Tenant's space on the third (3rd) floor, known as Suite 350, set forth on Exhibit "B" attached hereto, incorporated in, and by reference made a part hereof, will change the rentable square footage to 6338 ("Reconfigured Space")

     3. The lease term for the Reconfigured Space shall commence the day after the demising wall which will create the Reconfigured Space is completed. The rent payable to the Landlord for the Reconfigured Space shall be $5,260.54 (6338 rentable square feet X $.83) per month which shall be prorated if the demising wall is completed on any day other than the first of the month. Upon the completion of any conversion of the Reconfigured Space to Prime Premises, as defined in the Lease, Landlord shall pay to Tenant a tenant improvement contribution in the amount set forth in the lease based on rentable square footage of the Prime Premises located on the third (3RD) Floor, plus 490 rentable square feet.

     4. Tenant shall also lease from Landlord, commencing September 1, 1997, space located on the first (1ST) floor, known as Suite 108, at 1888 Emery Street, Atlanta, Georgia (the "Building") and shown on Exhibit "C", attached hereto, incorporated in, and by reference made a part hereof, contains approximately 571 rentable square feet. Tenant shall pay to Landlord rent in the amount of $473.93 (571 rentable square feet X $.83) per month, commencing on September 1, 1997.

     5. Tenant shall also lease from Landlord, commencing July 1, 1997, space located on the first (1ST) floor known as Suite 111, 1888 Emery Street, Atlanta, Georgia (the "Building") and shown on Exhibit "D", attached herto, incorporated in, and by reference made a part hereof. Suite 111 contains approximately 3483 rentable square feet. Tenant shall pay to Landlord rent in the amount of $3,773.25 per month, Commencing October 1, 1997. Pursuant to the terms of the Lease, Landlord shall pay to Tenant $41,796.00 as a contribution toward Lessee's improvements upon receipt of a copy of the Certificate of Occupancy for Suite 111.

     6. Upon acceptance of Lease Addendum Two the Tenant will occupy the following space which totals 35,908 rentable square feet of Prime Premises and 4,658 rentable square feet of Additional Premises.

          Prime Premises
                                   Suite 115      1,230  rentable square feet
                                   Suite 350      6,338  rentable square feet
                                   Suite 200      14,170 rentable square feet
                                   Suite 400      14,170 rentable square feet

                                            TOTAL 35,908 rentable square feet

          Additional Premises      Suite 108      571    rentable square feet
                                   Suite 111      3,483  rentable square feet
                                   Suite 112      604    rentable square feet


                                            TOTAL 4,658  rentable square feet

     7. Except as modified herein, all other terms and provisions of the Lease shall remain in full force and effect and are hereby made applicable to this Addendum, and this Addendum is hereby incorporated in and made a part of said Lease. Furthermore, Tenant and Landlord agree that as of the date of this Addendum, no default exists under said Lease.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of this 6th day of October, 1997.


                                    LANDLORD

                                    PARK PLACE EMERY, L. L. C.


                                    By: /s/ Robert L. Silverman
                                       ---------------------------
                                       Its: MANAGER FOR PARK PLACE EMERY, L.L.C.
                                            ------------------------------------


                                    TENANT

                                    iXL, Inc.

                                    By: /s/ Barry T. Sikes
                                       --------------------------
                                       Its:   COO
                                           ----------------------
                                             [CORPORATE SEAL]

                           [FLOOR PLAN APPEARS HERE]


                                  EXHIBIT "A"

                           [FLOOR PLAN APPEARS HERE]


                                  EXHIBIT "B"

                           [FLOOR PLAN APPEARS HERE]


                                  EXHIBIT "C"

                           [FLOOR PLAN APPEARS HERE]


                                  EXHIBIT "D"

                              LEASE ADDENDUM THREE
                              --------------------


     This Lease Addendum Three (hereinafter referred to as this "Amendment") is made and entered into as of July 1, 1998, by and between PARK PLACE EMERY, L.L.C., a Georgia limited liability company (hereinafter referred to as "Landlord"); and iXL, INC., a Delaware corporation (hereinafter referred to as "Tenant"). All defined terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise defined herein.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Tenant and Landlord have heretofore entered into that certain Lease Agreement dated as of January 8, 1997, as amended by that certain Lease Amendment dated May 6, 1997, as further amended by that certain Lease Addendum Two dated as of October 6, 1997 (collectively, the "Lease") for the lease of a total of 5,036 rentable square feet in Building One of the Office Complex and for the lease of a total of 41,005 rentable square feet in Building Two of the Office Complex; and

     WHEREAS, the parties desire to further amend the Lease so as to clarify and restate the current area of the Premises and the Base Monthly Rental payable with respect thereto, to expand further the area of the Premises leased to Tenant pursuant to the Lease, to modify the Expiration Date of the Lease, and to make such other modifications as are provided herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

                                      1.

     As of the date hereof, Tenant is currently leasing from Landlord, and Landlord is renting to Tenant, the Premises in each Building as more particularly described in Exhibit "A" attached hereto and by this reference made
                          -----------
a part hereof.

                                      2.

     (a) Notwithstanding anything in Section 1 of the Lease to the contrary, and except for the repair by Landlord of any damage beyond normal wear and tear, Landlord shall deliver to Tenant in its then "AS IS" condition, on the "Expansion Date" (which Expansion Date is anticipated to be no later than December 31, 1998) the "Expansion Space". The "Expansion Space" shall consist of: (i) approximately 2,108 square feet known as Suite 103 on the first (1st) floor of Building One; (ii) approximately 14,170 square feet known as Suite 200 and consisting of the entire second (2nd) floor of Building One; and (iii) approximately 14,170 square feet known as Suite 300 and consisting of the entire third (3rd) floor of Building One, all as more particularly described on Exhibit "B" attached hereto and by this reference made
                          ----------
a part hereof. On and after the Expansion Date, the "Premises" as referred to in the Lease from time to time shall be deemed to include the Expansion Space, and shall consist of a total of 35,484 rentable square feet in Building One and a total of 41,005 rentable square feet in Building Two.

     (b) Following the Expansion Date, Landlord and Tenant shall execute a Tenant Acceptance Agreement in the form attached hereto as Exhibit "C" and by
                                                           ----------
this reference made a part hereof setting forth the Expansion Date with respect to the Expansion Space.

                                      3.

     Notwithstanding anything in Section 2 of the Lease to the contrary, on and after the Expansion Date, the Expiration Date of the Lease with respect to the Premises, including the Expansion Space, shall be December 31, 2008.

                                       4.

     Notwithstanding anything in Section 4 of the Lease to the contrary, on and after the Expansion Date, Tenant shall pay to Landlord promptly on the first day of each month, in the manner more particularly described in Section 4 of the
Lease: (i) Base Monthly Rental of $50,844.34 for the Premises as more particularly described in Exhibit "A"; and (ii) Base Monthly Rental for the
                          -----------
Expansion Space (which Expansion Space consists of a total of 30,448 square feet) of $41,866.00, for a total of $92,710.34 of Base Monthly Rental, which shall be adjusted at the times and in the manner more particularly set forth in
Section 5 of the Lease.

                                      5.

     On and after the Expansion Date, "Tenant's Percentage Share" as defined in
Section 6(b) of the Lease, for all purposes as set forth in the Lease, shall be 71.76%, based on 53,455 square feet contained in Building One and 53,135 square feet contained in Building Two.

                                      6.

     Notwithstanding anything in Section 38 of the Lease to the contrary, Tenant acknowledges and agrees that John S. Dryman d/b/a/a The Dryman Team ("Dryman"), has represented Tenant in this transaction and shall receive a real estate commission payable by

Tenant as outlined in a separate agreement. Landlord and Tenant represent and warrant to each other that, other than Dryman, no broker, agent, commissioned salesperson or other person has represented Tenant or Landlord in the negotiations for and procurement of this Amendment, and that no commissions, fees, or compensation of any kind are due in connection herewith, either pursuant to the Lease or to any other separate agreement, to any broker, agent, commissioned salesperson or other person, other than Dryman. Landlord and Tenant hereby indemnify and hold each other harmless from and against any such claims made against each other by any such third parties.

                                      7.

     Paragraph 4 of the Special Stipulations attached to the Lease granting renewal options to Tenant shall apply in all respects to the entire Premises, which renewal periods set forth therein shall be measured from the new Expiration Date of the Lease as set forth herein.

                                      8.

     Notwithstanding anything to the contrary in Paragraphs 9 or 10 of the Special Stipulations attached to the Lease, and as long as Tenant is not in default hereunder or under the Lease, if any space in Building One of the Office Complex becomes available for occupancy in 1998 or 1999 (any space which is subject to a pre-existing possessory right by any party shall not be considered "available for occupancy" pursuant to this Section unless and until all possible notice periods and/or other conditions precedent which were granted to any such party shall have passed without such party having fully complied therewith), then in accordance with Section 28 of the Lease, Landlord shall so advise Tenant from time to time, and Tenant shall have ten (10) days following each such notice from Landlord to advise Landlord in writing of Tenant's intention to lease such additional space (the "98-99 Space"). Tenant shall then execute an amendment to the Lease within ten (10) days following Landlord's delivery to Tenant of each such amendment, which shall include, but not be limited to, the following terms: (i) the Base Rental for any 98-99 Space shall be $15.50 per square foot, with annual adjustments as set forth in Section 5 of the Lease;
(ii) the term of the lease of any 98-99 Space shall be co-terminous with that of the Lease; (iii) Tenant's Percentage Share shall increase proportionately; and
(iv) Landlord will provide Tenant with a Tenant Improvement Allowance for any 98-99 Space in accordance with Special Stipulation 1 of the Lease.

                                       9.

     As an express condition precedent to the effectiveness of this Amendment, within three (3) business days following the execution of this Amendment by both parties, Tenant shall remit to The Winter Construction Company, the former tenant in the Expansion Space, a check in the amount of $121,792.00. In addition, no later than the Expansion Date and as an express condition precedent to Tenant's right to occupy the Expansion Space, Tenant shall remit to Landlord a second check in the amount of $121,792.00. Tenant's failure to comply in a timely manner with the obligations set forth in this Item shall constitute a material breach of the Lease and shall entitle Landlord to avail itself of all remedies available to it as set forth in the Lease, as well as all remedies available at law or in equity.

                                      10.

     Landlord shall diligently pursue certain renovations in Building One and Building Two, in a manner as solely determined by Landlord, which renovations may include the first floor lobbies, common elevator lobbies, elevator cabs, hallways and bathrooms where applicable, and additional surface parking and/or restriping of existing parking. Landlord shall use commercially reasonable efforts diligenty to pursue such renovations, with the good faith intention to achieve substantial completion of such renovations on or about the Expansion Date.

                                      11.

     Section 28 of the Lease shall be and is hereby, modified to reflect that Landlord's address for notice purposes is as follows:

If to Landlord:     Park Place Emery, L.L.C.
--------------
                    1900 Emery Street, N.W.
                    Suite 300
                    Atlanta, Georgia 30318-2569
                    Attn: President

with a copy to:     Arnall Golden & Gregory, LLP
--------------
                    2800 One Atlantic Center
                    1201 West Peachtree Street
                    Atlanta, Georgia 30309-3450
                    Attn: J. Grant Wilmer, Jr., Esq.

                                      12.

     This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument, and the several signature pages may be collected and annexed to one or more counterparts to form a complete counterpart.

                                      13.

     Except as specifically set forth herein, all of the terms, covenants, and conditions of the Lease shall remain in full force and effect. This Amendment and the Lease represent the complete agreement of the parties hereto and supersede any and all other written or oral previous or contemporaneous agreements.

     IN WITNESS WHEREOF, this Amendment has been executed on behalf of the parties hereto by their respective duly authorized officers as of the day and year herein first above written.


                               LANDLORD:
                               --------

                               PARK PLACE EMERY, L.L.C.,
                               a Georgia limited liability company

                               BY:  Winter Properties, Inc.,
                                    its Managing Member

                                      By: /s/ Robert L. Silverman
                                         --------------------------
                                         Robert L. Silverman
                                         President

                               TENANT:
                               ------

                               iXL, INC.,
                               a Delaware Operations
                               By: /s/ Barry T. Sikes
                                 ---------------------------

                               Print Name: Barry T. Sikes
                                          ------------------

                               Title:  [Vice] President
                                       E V P Worldwide Operations


                              Attest: /s/ James V. Sandry
                                     -----------------------

                              Print Name: James V. Sandry
                                         -------------------

                              Title: Assistant Secretary

                                       (CORPORATE SEAL)

                                  EXHIBIT "A"
                                  ----------
                       SUMMARY OF EXISTING PREMISES

                                 EXHIBIT "A-1"
                                 ------------


 Site drawing of Existing Premises in Buildings One and Two currently leased by
                                     Tenant

                                  EXHIBIT "B"
                                  -----------
                 Site drawing showing Expansion Space

                                  EXHIBIT "C"
                                  ----------

                          TENANT ACCEPTANCE AGREEMENT

                           LEASE GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("Guaranty"), made this ____ day of_________,
1998, by iXL ENTERPRISES, INC., a Delaware corporation (hereinafter "Guarantor") whose address is 1888 Emery Street, Atlanta, Georgia 30318;

                             W I T N E S S E T H:

     WHEREAS, concurrently with this Guaranty, PARK PLACE EMERY, L.L.C. ("Landlord") has entered into that certain Lease Agreement dated January 8, 1997, as amended by that certain Lease Amendment dated as of May 6, 1997, as further amended by that certain Lease Addendum Two dated as of October 6, 1997, as further amended by that certain Lease Addendum Three dated as of July 1, 1998 (collectively, the "Lease"), with iXL, INC., a Delaware corporation ("Tenant"), pursuant to which Tenant has leased from Landlord those certain premises at Building One and Building Two, Park Place Atlanta, 1888 Emery Street, Atlanta, Georgia 30318, as more particularly described in the Lease; and

     WHEREAS, the Lease is incorporated by reference into this Guaranty; and

     WHEREAS, Landlord is willing to enter into Lease Addendum Three only on the condition that Guarantor enter into this Guaranty Agreement; and

     WHEREAS, Guarantor has substantial monetary interest, directly or indirectly, in the Lease transaction and is willing to enter into this Guaranty.

     NOW, THEREFORE, for and in consideration of the Lease and as an inducement to Landlord to enter into the Lease, Guarantor, for itself and its successors and assigns, guarantees to Landlord, its successors and assigns, the full and punctual payment of all rent (as described in the Lease), and any and all other sums payable by Tenant under the Lease, when and as the same shall be due and payable under the terms of the Lease, after any notice and cure period set forth in the Lease, and the due and punctual performance by Tenant of each and every term, covenant, and condition contained in the Lease to be observed or performed by the Tenant. If Tenant defaults in the payment or performance of the Lease, upon written Landlord's request, Guarantor immediately agrees to pay or perform on Tenant's behalf. Guarantor agrees to pay all expenses and costs (including, but not limited to, legal costs and attorneys' fees) paid or incurred by Landlord to enforce Tenant's obligations under the Lease or Guarantor's obligations under this Guaranty. The provisions of this Guaranty shall extend and apply to all renewals, amendments, extensions, consolidations and modifications of the Lease, including the leasing of any additional space. All references to the Lease in this Guaranty shall include any renewals, extensions, amendments, consolidations and modifications of or to the Lease.

     Landlord agrees that it shall send a copy of all notices delivered to Tenant concerning the Lease to Guarantor at the address set forth in the first paragraph above, or, thirty (30) days following the receipt in writing thereof, at such other address as Guarantor shall provide to Landlord.

     Guarantor consents and agrees that Landlord may, at any time and without notice to or further consent from Guarantor, and without releasing, discharging, modifying or otherwise affecting the obligations and liabilities of Guarantor in any manner, either with or without consideration: (a) modify or otherwise change the terms of the Lease, (b) extend or renew the Lease for any period, or (c) grant releases, compromises, waivers of compliance and other indulgences with respect to the Lease and this Guaranty to any persons or entities now or hereafter liable under the Lease or the Guaranty, (d) release any Guarantor or any other obligor under the Lease or this Guaranty, or (e) otherwise deal with Tenant, or any other person or entity, in all respects, or take or fail to take any action of any type.

     This shall be an agreement of suretyship as well as guaranty and Guarantor's liabilities and obligations under this Guaranty shall be direct and immediate, not conditional or contingent upon the pursuit of any rights or remedies against Tenant or any other person or against securities or liens available to Landlord. Guarantor waives any right to require that an action be brought against Tenant or any other person or entity or to require that resort be had to any security. In the event of any default under the Lease, Landlord may enforce its rights and remedies provided under the Lease or this Guaranty, or under any other instruments relating to the Lease, in any order or not at all. All rights and remedies available to Landlord shall be nonexclusive and cumulative of all other rights and remedies provided under the Lease, or hereafter, or by law, in equity, or contract. All rights and remedies afforded to Landlord under this Guaranty shall be exercisable notwithstanding termination of the Lease or termination of Tenant's right to possession under the Lease because of Tenant's default.

     To the extent permitted by law, Guarantor waives on account of its liability under this Guaranty: (a) any of its available rights, privileges and defenses under law for the relief of debtors, sureties or guarantors, (b) the benefits of all provisions of law to stay or delay execution or sale of property, and (c) other satisfaction of any judgment against Guarantor (or any one or more of them if more than one).

     This Guaranty is governed by the laws of Georgia.

     This Guaranty shall not be impaired by any change arising by reason of Tenant's bankruptcy or dissolution.

     No obligation of the Guarantor can be released or waived by Landlord or any partner, agent or employee of Landlord, except by a writing signed and attested by the duly authorized representative or representatives of Landlord. This Guaranty is irrevocable until all amounts guaranteed have been completely paid and all obligations and undertakings of Guarantor have been completely performed.

     Any notice or demand which by any provision of this Guaranty is required or allowed to any party shall have been sufficiently given when made in writing and either delivered personally or sent by certified or registered United States mail, Federal Express, express United States mail, or air courier, all postage or fees prepaid, addressed to the parties at the addresses set forth on the Summary Sheet of the Lease or to another address furnished in writing. Unless otherwise provided, Guarantor's address, for purposes of notice, shall be the same as that for Tenant.

     This Guaranty is binding upon the Guarantor and its successors, legal representatives and assigns, and inures to the benefit of Landlord, its successors, legal representatives and assigns.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the day and year first above written.


                                   GUARANTOR:

                                   iXL ENTERPRISES, INC.


/s/ Adrienne Lane                  By: /s/ James V. Sandry
------------------                    ----------------------
 Witness
                                      Its: E V P
                                          ------------------

/s/ Linda McClure
--------------------------
Notary Public
                                             (CORPORATE SEAL)

My Commission Expires:

Notary Public, Cobb County, Georgia
My Commission Expires July 29, 1999
[NOTARY SEAL]